Exhibit 99.1

SERVISFIRST BANCSHARES, INC.

Announces Record Earnings For 2011

Birmingham, Ala. – (PR Newswire) – January 24, 2012 – ServisFirst Bancshares, Inc. today reported earnings for the quarter and year ended December 31, 2011.

2011 and Fourth Quarter Highlights:

▪     2011 net income of $23.2 million, a 34% increase over 2010

▪     Basic earnings per common share of $4.03 for 2011

▪     Fourth quarter net income increase of 43% year/year

▪     Loan growth of $435.9 million, 31% year/year

▪     Six consecutive years of profitability

Tom Broughton, President and CEO, said “We are pleased to report record earnings which were driven by significant loan growth in all of our five regions.” Bud Foshee, CFO, stated, “Our strong financial condition continues to be a competitive advantage for our bank.”

ABOUT SERVISFIRST:

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst Bancshares provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama and Pensacola, Florida.

ServisFirst Bancshares files periodic reports with the U.S. Securities and Exchange Commission (SEC). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The words "believe," "expect," "anticipate," "project," “plan,” “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base; possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes and tornados, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made. ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares may be obtained over the Internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

Contact: ServisFirst Bank

Bud Foshee (205) 949-0307

BFoshee@servisfirstbank.com

1

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except shares and per share data)

	Three Months Ended
	December 31,		September 30,

	2011	2010	2011
	(Unaudited)	(Unaudited)	(Unaudited)
Total interest income	$25,058	$20,689	$23,312
Total interest expense	3,970	4,004	4,093
Net interest income before provision	21,088	16,685	19,219
Provision for loan losses	2,507	2,738	2,740
Net interest income after provision for loan losses	18,581	13,947	16,479
Total noninterest income	2,065	1,685	1,808

Salaries and employee benefits	5,555	4,493	4,723
Other noninterest expense	5,105	4,016	4,109
Total noninterest expense	10,660	8,509	8,832
Income before taxes	9,986	7,123	9,455
Income taxes	3,399	2,578	3,320
Net income	6,587	4,545	6,135
Preferred stock dividends	100	—	100
Net income available to common stockholders	$6,487	$4,545	$6,035

Basic earnings per common share	$1.10	$0.82	$1.03
Diluted earnings per common share	$0.96	$0.73	$0.90
Average basic common shares	5,908,455	5,525,297	5,886,178
Average fully diluted common shares	6,888,206	6,427,228	6,882,809

	Year Ended December 31,
	2011	2010
	(Unaudited)	(Audited)
Total interest income	$91,411	$78,146
Total interest expense	16,080	15,260
Net interest income before provision	75,331	62,886
Provision for loan losses	8,972	10,350
Net interest income after provision for loan losses	66,359	52,536
Total noninterest income	6,926	5,169

Salaries and employee benefits	19,518	14,669
Other noninterest expense	17,940	16,300
Total noninterest expense	37,458	30,969
Income before taxes	35,827	26,736
Income taxes	12,389	9,358
Net income	23,438	17,378
Preferred stock dividends	200	—
Net income available to common stockholders	$23,238	$17,378

Basic earnings per common share	$4.03	$3.15
Diluted earnings per common share	$3.53	$2.84
Average basic common shares	5,759,524	5,519,151
Average fully diluted common shares	6,749,163	6,294,604

2

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2011	December 31, 2010	September 30, 2011
	(Unaudited)	(Audited)	(Unaudited)
ASSETS
Cash and due from banks	$142,368	$231,732	$92,399
Investment securities	308,868	282,193	313,146
Restricted equity securities	3,501	3,510	3,708
Federal funds sold and other investments	100,565	346	91,315
Mortgage loans held for sale	17,859	7,875	9,114

Loans	1,830,742	1,394,818	1,695,476
Reserve for loan losses	(22,030)	(18,077)	(21,466)
Net loans	1,808,712	1,376,741	1,674,010
Foreclosed real estate	12,275	6,966	10,134
Bank owned life insurance contracts	40,390	—	40,000
Other assets	26,154	25,803	23,504
Total assets	$2,460,692	$1,935,166	$2,257,330

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Noninterest-bearing	$418,810	$250,490	$382,095
Interest-bearing	1,725,077	1,508,226	1,629,186
Total deposits	2,143,887	1,758,716	2,011,281
Federal funds purchased	79,265	—	16,400
Borrowings	35,468	55,357	35,463
Interest payable	945	898	1,043
Other liabilities	4,928	3,095	3,670
Total liabilities	2,264,493	1,818,066	2,067,857

Stockholders' equity	196,199	117,100	189,473
Total liabilities and stockholders' equity	$2,460,692	$1,935,166	$2,257,330

SERVISFIRST BANCSHARES, INC.
Key Ratios

	Three Months Ended
	December 31,		September 30,
	2011	2010	2011
	(Unaudited)	(Unaudited)	(Unaudited)
Return on average assets	1.08%	0.97%	1.11%
Return on average common equity	13.40%	15.24%	12.96%
Net interest margin (fully taxable-equivalent)	3.72%	3.73%	3.67%
Efficiency ratio	46.04%	46.32%	42.00%

	Year Ended December 31,
	2011	2010
	(Unaudited)	(Audited)
Return on average assets	1.11%	1.04%
Return on average common equity	14.73%	15.86%
Net interest margin (fully taxable-equivalent)	3.79%	3.94%
Efficiency ratio	45.54%	45.51%

	December 31,		September 30,
	2011	2010	2011
	(Unaudited)	(Audited)	(Unaudited)
Book value per common share	$26.34	$21.19	$25.38
Tangible book value per common share	$26.34	$21.19	$25.38
% of reserve for loan losses to total loans	1.20%	1.30%	1.27%
Nonperforming assets to total loans
plus foreclosed real estate	1.41%	1.52%	1.67%